Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Description of the Plan

NOTE 1 – Description of the Plan

The following description of the Stifel Financial Profit Sharing 401(k) Plan (the “Plan”) provides only general information. Participants should refer to the Plan document and Summary Plan Description for a more complete description of the Plan's provisions.

General

The Plan is a defined contribution plan sponsored by Stifel Financial Corp. (the “Company”) for the benefit of its employees who meet the eligibility provisions of the Plan. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”). The Company’s Board of Directors has designated an Administrative Committee who has all discretionary authority for the operation and administration of the Plan and an Investment Committee to manage and monitor Plan investments. Empower Retirement, LLC (the “Trustee”) serves as the record keeper to maintain the individual accounts of each Plan participant.

Contributions

Each year, participants may contribute up to 100% of their eligible compensation as defined by the Plan document, up to an annual maximum of $23,500 for 2025. The Plan includes an automatic deferral feature. Accordingly, the Company will automatically withhold a portion of an eligible participant’s compensation. The amount to be automatically withheld will be equal to 6% of an eligible participant’s compensation, and that amount will increase by 1% each plan year until the amount withheld reaches 10% of an eligible participant’s annual compensation. Participants may also make after-tax contributions up to 100% of their eligible compensation as defined by the Plan document, up to an annual maximum of $70,000 for 2025. This limit includes all contributions made to participants’ accounts, including pre-tax, Roth, company match, and after-tax contributions.

In addition, participants who have attained age 50 before the end of the Plan year are eligible to make catch-up contributions through payroll deductions up to an annual maximum of $7,500 in 2025, or $11,250 for participants between the ages of 60 and 63 during the Plan year. Participant contributions are contributed to the Plan as an elective deferral. There are three types of elective deferrals: pre-tax deferrals, Roth deferrals, and after-tax deferrals. For the year ended December 31, 2025, the Company made matching contributions equal to 100% of the first 6% contributed by each participant, for a maximum of $3,000 for semi-monthly associates with eligible earnings under $250,000, or $1,000 for commission-paid associates and semi-monthly associates with eligible earnings greater than $250,000. The Company’s contribution to the participant’s individual account is credited at the end of the year. This is reflected in the employer contribution receivable in the statements of net assets available for benefits. The Company has the right, under the Plan, to discontinue or modify its matching contributions at any time.

In addition, each year the Company may make a discretionary contribution based on profitability. Discretionary contributions are allocated to the participants employed on the last day of the Plan year on the basis of participants' compensation. There were no discretionary contributions in 2025.

Participant and Employer Contribution Receivables

The participant and employer contribution receivables are related to contributions from compensation paid prior to year-end, but where contributions have not yet been deposited in the Plan.

Stifel Financial Profit Sharing 401(k) Plan

Notes to Financial Statements

December 31, 2025 and 2024

Participant Investment Account Options

Participants direct the investment of their contributions and the Company’s matching contributions into various investment account options offered by the Plan. The Plan currently offers investments in common stock of the Company, various pooled separate accounts, mutual funds, a guaranteed account, and self-directed brokerage accounts. There were no non-marketable securities held in self-directed brokerage accounts at December 31, 2025. There were certain non-marketable securities held in self-directed brokerage accounts at December 31, 2024.

The Plan includes an auto-enrollment provision whereby participants are invested in the Qualified Default Investment Alternative (“QDIA”) if they have not made their own investment allocation election. During the year ended December 31, 2024, the plan administrator determined that there was a delay in evaluating and making a change in the QDIA. During the year ended December 31, 2025, the Company made restorative payments totaling approximately $4.8 million to the Plan for lost earnings, which is included in net appreciation in fair value of investments in the accompanying statement of changes in net assets available for benefits.

Participant Accounts

Each participant's account is credited with the participant's and the Company's contributions and allocations of plan earnings and is charged with an allocation of administrative expenses. Allocations are based on participant earnings or account balances, as defined. All amounts in participant accounts are participant directed.

Vesting

All elective contributions made by participants and earnings on those contributions are 100% vested. Vesting in the Company's contributions plus earnings thereon is based on years of service. A participant is fully vested after three years of service. Participants forfeit the nonvested portion of their accounts in the Plan upon termination of employment with the Company. Under provisions of the Plan, forfeited balances of terminated participants’ nonvested accounts may be used at the Company’s discretion to reduce its matching contribution obligations and then, to the extent any forfeitures remain, reallocated to participants’ accounts. During the year ended December 31, 2025, the Company used $1.2 million of forfeited balances to reduce its matching contribution obligations. The amounts of unallocated forfeitures as of December 31, 2025 and 2024 were $1.5 million and $1.1 million, respectively.

Notes Receivable from Participants

Participants may borrow from their fund accounts a minimum of $1,000 and up to a maximum of $50,000, or 50% of their vested account balance, whichever is less. Generally, loan terms may not exceed five years unless the loan is used to purchase a participant’s principal residence, in which case repayment terms may not exceed ten years. The loans are secured by the balance in the participant’s account and bear interest at a rate commensurate with local prevailing lending rates determined by the Investment Committee. Principal and interest is paid ratably through payroll deductions.

Participant loans are classified as notes receivable from participants in the statements of net assets available for benefits and are measured at their unpaid principal balance plus any accrued but unpaid interest.

Payment of Benefits

The plan allows for lump-sum and partial distributions of the vested value of a participant's account, net of any outstanding loan balance, at death, retirement, or upon termination of employment. Upon death, a participant's account is paid to the designated beneficiary.

Plan Termination

Although it has not expressed an intention to do so, the Company has the right, under provisions of the Plan, to discontinue its contributions at any time and to terminate the Plan, subject to the provisions of ERISA. In the event of Plan termination, participants will become 100% vested in their accounts.